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                                                                   EXHIBIT 10.24

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT


                 PLEDGE AGREEMENT dated as of March 29, 1996 among AURORA ELECTRONICS GROUP, INC., a California corporation (the "Borrower"), AURORA ELECTRONICS, INC., a Delaware corporation ("Holdings"; Borrower and Holdings are each sometimes referred to herein as a "Grantor" and collectively as the "Grantors") and CHEMICAL BANK, a New York banking corporation, as agent (the "Agent") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Grantors, the guarantors named therein (the "Guarantors"), the Lenders and the Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit.

                 A. The Agent and the Lenders have agreed to extend Loans and certain other financial accommodations including, without limitation, the issuance of Letters of Credit to the Borrower pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Loans and of the Agent to issue Letters of Credit under the Credit Agreement is conditioned on the execution and delivery by the Grantors of a pledge agreement in the form hereof to secure the following: (i) the Obligations (including, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) Indebtedness at any time and from time to time under the Letters of Credit), (ii) all obligations of the Grantors at any time and from time to time under this Pledge Agreement and (iii) all other obligations of the Grantors and the Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents (the foregoing being herein referred to as the "Secured Obligations").

                 B. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                 Accordingly, the Grantors and the Agent hereby agree as follows:

                 1. Pledge. As security for the payment and performance in full of the Secured Obligations, each Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Agent, and grants to the Agent, for its own benefit and for the benefit of the Lenders, a security interest in, (a) the shares of capital stock listed in Schedule I annexed hereto next to such Grantor's name (the "Initial Pledged Stock") and any additional shares of issued





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and outstanding common stock of the issuers listed in Schedule I annexed hereto obtained in the future by the Grantors (collectively, the Initial Pledged Stock together with all such additional shares pledged in the future, the "Pledged Stock"), provided, however, in no event shall the Grantors pledge and deliver to the Secured Party additional shares of stock of any issuer not incorporated in the United States if, after giving effect to such pledge and delivery, the Pledged Stock consisting of stock of such issuer will constitute more than 65% of the issued and outstanding stock of such issuer, (b) all instruments of indebtedness (whether now existing or hereinafter arising) by any of the issuers listed in Schedule I annexed hereto which name any Grantor as payee thereunder (the "Pledged Debt") and (c) subject to Section 5 below, all proceeds of the Pledged Stock and Pledged Debt, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock or Pledged Debt (the items referred to in clauses (a) through (c) being collectively called the "Collateral"). Upon delivery to the Agent, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

                 2. Delivery of Collateral. Each Grantor agrees to deliver promptly or cause to be delivered to the Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary stock power or note power, as the case may be).

                 3. Representations, Warranties and Covenants. Each Grantor hereby represents, warrants and covenants to and with the Agent that, excluding the effect of the laws of the jurisdiction of incorporation or formation of issuers not incorporated in the United States:

                 (a) except for (x) the security interest granted to the Agent hereunder and (y) Liens of a type described in Section 7.01(c) of the Credit Agreement, each Grantor (i) is and, subject to the provisions of the Credit Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder and is and will continue to be the holder of the Pledged Debt that it is pledging (subject to the payment in full of all amounts owed thereunder) hereunder except for the delivery and endorsement over of such Pledged Debt to the Agent as contemplated hereunder, (ii) holds the Collateral that it is pledging hereunder





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free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and the Pledged Stock is subject to no options to purchase or any similar or other rights of any person, (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the Credit Agreement, transfer of, or create any security interest in, the Collateral that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to
Section 5 below, will cause any and all Collateral, whether for value paid by a Grantor or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

                 (b) each Grantor (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, (ii) will not amend, modify or supplement any Pledged Security (including, without limitation, any Pledged Debt) without the prior written consent of the Agent, nor forgive any Indebtedness evidenced by any Pledged Security, except to the extent permitted by Section 7.16 of the Credit Agreement and (iii) will take all actions reasonably necessary to defend its title or interest thereto or therein against any Liens or other impediments of any nature, however arising, of all persons whomsoever;

                 (c) no consent or approval of any domestic governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                 (d) by virtue of the execution and delivery by each Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid and perfected first Lien upon and security interest in such Collateral as security for the repayment of the Secured Obligations, prior to all other Liens and encumbrances thereon and security interests therein, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally;

                 (e) the pledge effected hereby is effective to vest in the Agent the rights of the Agent in the Collateral as set forth herein; and

                 (f) all of the Pledged Stock has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Stock consisting of stock of the Borrower constitutes all of the issued and outstanding shares of capital stock of the Borrower and the Initial Pledged Stock consisting of stock of issuers not incorporated in the United States constitutes 65% of the issued and outstanding shares of capital stock of such issuers.





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All representations, warranties and covenants of the Grantors contained in this
Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 15 hereof.

                 4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right (in its sole and absolute discretion with subsequent notice to the Grantors) to transfer to or to register the Pledged Securities in its own name or the name of its nominee. In addition, the Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                 5. Voting Rights; Dividends; etc. (a) Unless and until an Event of Default hereunder shall have occurred and be continuing:

                          (i)     Each Grantor shall be entitled to exercise
any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Credit Agreement provided that such action would not materially adversely affect the rights inuring to the Agent or the Lenders under this Agreement or the Credit Agreement or materially adversely affect the rights and remedies of the Agent or the Lenders under this Agreement or the Credit Agreement or the ability of the Agent or the Lenders to exercise the same.

                          (ii)    The Agent shall execute and deliver to the
Grantors, or cause to be executed and delivered to the Grantors, all such proxies, powers of attorney, and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

                          (iii)   The Grantors shall be entitled to receive and
retain any and all (a) cash dividends paid on the Pledged Stock only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Credit Agreement and applicable laws and (b) payments of any kind whatsoever on the Pledged Debt. Any and all

                                  a.       noncash dividends,

                                  b.       stock or dividends paid or payable
in cash or otherwise in connection with a partial or total liquidation or dissolution, and





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                                  c.       instruments, securities, other
distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by any Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Lenders and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

                 (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to receive any dividends or payments of any kind in respect of the Pledged Debt which such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or such payments. All dividends and payments with respect to the Pledged Debt which are received by any Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5 shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9 hereof.

                 (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to
Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

                 6. Issuance of Additional Stock. Each Grantor agrees that it will cause each of its subsidiaries not to issue any stock or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise.





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                 7.       Supplemental Documentation.  In connection with the
execution and delivery of this Agreement each Grantor shall furnish or cause to be furnished to the Agent on or prior to the Closing Date a certificate signed by a Responsible Officer of such Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of such Grantor in Section 3 hereof are true and correct in all material respects and that such Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

                 8. Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing, the Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                 The Agent shall give the applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, Chemical Bank or any Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay





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or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and Chemical Bank or any such Lender may make payment on account thereof by using any claim then due and payable to Chemical Bank or any such Lender from such Grantor as a credit against the purchase price, and Chemical Bank or any such Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                 9. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash received by the Agent after the occurrence and during the continuance of an Event of Default, shall be applied by the Agent as follows:

                 FIRST, to the Agent to reimburse the Agent for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                 SECOND, to the payment of all reasonable costs and expenses incurred by the Agent in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                 THIRD, to the Agent to be held as cash collateral to the extent of undrawn amounts, if any, of outstanding Letters of Credit;

                 FOURTH, pro rata to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);





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                 FIFTH, pro rata to the payment in full of all Secured
Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                 SIXTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                 10. Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Agent its attorney-in-fact, upon the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of such Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the applicable Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent, Chemical Bank or the Lenders to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, Chemical Bank or the Lenders, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent, Chemical Bank or the Lenders or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Agent or the Lenders in the absence of a final determination by a court of competent jurisdiction after the exhaustion of all possible appeals in respect of such determination (including by reason of lapse of time) of the gross negligence or wilful misconduct of the Agent or the Lenders.

                 11. No Waiver. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders shall not be deemed





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to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                 12. Registration, etc. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Agent, take or to cause the issuer of such Pledged Securities to take such action and to prepare, distribute and/or file such documents, as are required or advisable in the opinion of counsel for the Agent to permit the public sale of such Pledged Securities. Each Grantor further agrees to indemnify, defend and hold harmless the Agent and the Lenders and any underwriter and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) from and against all loss, liability, reasonable expenses, costs, fees and disbursements of counsel (including, without limitation, a reasonable estimate of the cost to the Agent of legal counsel), and claims (including the reasonable costs of investigation) which they may incur insofar as such loss, liability, reasonable expense or claim arises out of or is based upon any untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same arises out of any untrue statement or omission based upon information furnished in writing to the applicable Grantor or the issuer of such Pledged Securities by the Agent, any Lender or the underwriter expressly for use therein. The Agent (with respect to such information furnished by it) or such Lender (with respect to such information furnished by it) shall indemnify, defend and hold harmless the Grantor or the issuer of such Pledged Securities and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) upon the same terms as are applicable to the Grantor pursuant hereto. Each Grantor further agrees that, in connection with the public sale of any of the Pledged Securities pursuant to this Section 12, it shall use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all reasonable costs and expenses of carrying out its obligations under this
Section 12. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.





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                 13.      Security Interest Absolute.  All rights of the Agent
hereunder, the grant of a security interest in the Collateral and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument,
(iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or in respect of this Agreement.

                 14. Agent's Fees and Expenses. The Grantors shall be jointly and severally obligated to, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof. In addition, the Grantors indemnify, jointly and severally, and hold the Agent and the Lenders harmless from and against any and all liability incurred by the Agent or the Lenders hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Agent or the Lenders, as the case may be, as finally determined by a court of competent jurisdiction after the exhaustion of all possible appeals in respect of such determination (including by reason of lapse of time). Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

                 15. Termination. This Agreement shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, and (c) the Agent shall have no further obligation to issue any Letters of Credit, at which time the Agent shall reassign and deliver to the Grantors, or to such person or persons as the Grantors shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such





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reassignment shall be without recourse to or warranty by the Agent and at the expense of the Grantors.

                 16. Notices. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

                 17. Further Assurances. Each Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

                 18. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Grantor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement.

                 19. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                 20. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

                 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantors shall have been delivered to the Agent.





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                 22.      Section Headings.  Section headings used herein are
for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.



                                           AURORA ELECTRONICS GROUP, INC.



                                           By____________________________
                                             Name:
                                             Title:

                                           AURORA ELECTRONICS, INC.



                                           By____________________________
                                             Name:
                                             Title:

                                           CHEMICAL BANK, as Agent



                                           By_____________________________
                                             Name:
                                             Title:

                                   SCHEDULE I
                              to Pledge Agreement


                                                                                                        Percentage
                                                             Stock                                          of
                                                          Certificate                      Number       Outstanding
Grantor       Stock Issuer          Class of Stock           No(s).        Par Value      of Shares        Shares
- -------       ------------          --------------         -----------     ----------     -------        ------------
Aurora          Aurora                 Common                                            2 million            100%
Electronics,    Electronics                                                              shares
Inc.            Group, Inc.

Aurora          Aurora                 Common                                            L.2                   65%
Electronics     Electronics
Group, Inc.     Limited

                Micro-C                                                                 100                   65%
                (Barbados)
                Ltd.

Description of Pledged Debt:

                                                    Original
                    Description of      Maturity    Principal
Obligation Issuer    Obligation          Date        Amount
- -----------------   --------------      --------    --------